UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                October 19, 2001


                          INTERPLAY ENTERTAINMENT CORP.
             (Exact name of registrant as specified in its charter)

          Delaware                    0-24363                   33-0102707
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)



     16815 Von Karman Avenue, Irvine, CA                         92606
  (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (949) 553-6655


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ITEM 4. - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On October 19, 2001, Interplay Entertainment Corp. (the "Company") and its independent public accountant, Arthur Andersen LLP ("Andersen") reached a mutual understanding that, as of November 15, 2001, Andersen will no longer be engaged as the Company's independent public accountants.

     Andersen has served as the principal accountant for both the Company and its controlling stockholder, Titus Interactive SA ("Titus") to audit the companies' respective financial statements. On October 19, 2001, Andersen notified Titus of its decision to decline to submit a bid to renew its engagement as Titus' independent public accountants. On October 19, 2001, the Company decided that, in the interests of efficiency, the Company would engage Titus' new independent public accountants as the Company's new independent public accountants, thereby necessitating the discontinuation of Andersen's engagement, as of November 15, 2001. As of the date of this Report, the decision to change accountants has not been approved by the Company's board of directors or audit committee.

     Titus has yet to engage new independent public accountants, and the Company and Titus are in the process of identifying and interviewing candidates, with a focus on "Big 5" firms.

     The Company has had no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during the two most recent fiscal years or the subsequent interim periods which, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference to the matter in their report.

     Andersen's reports on the Company's financial statements have not contained any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that Andersen's opinion given with respect to the Company's consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2000, as amended on August 31, 2001, contained a qualification as to the Company's ability to continue as a going concern.

     The Company has requested that Andersen furnish to the Company a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated October 26, 2001, is filed as Exhibit 99.1 to this Report.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INTERPLAY ENTERTAINMENT CORP.



October 26, 2001                            /S/ NATHAN PECK
                                            ----------------------------------
                                            Nathan Peck
                                            Chief Administrative Officer


                                     Page 3
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                                  EXHIBIT INDEX


          EXHIBIT NUMBER               DESCRIPTION

               99.1          Letter from Arthur Andersen LLP



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